EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2019 FINANCIAL RESULTS

•	Total revenue of $250.3 million, up 27% for the full year 2019.

•	Subscription revenue of $141.2 million, up 48% year-over-year.

•	Subscription gross margins of 70% and non-GAAP subscription margin of 73%, up 6 percentage points year-over-year.

HOUSTON – February 6, 2020 — PROS Holdings, Inc. (NYSE: PRO), a provider of AI-powered solutions that optimize selling in the digital economy, today announced financial results for the fourth quarter and full year ended December 31, 2019.

“We are excited by the continued strong momentum in our business as we have achieved a 48% subscription revenue CAGR over the past four years,” stated CEO Andres Reiner. “We enter this decade excited about our market opportunity and committed to our mission of helping people and companies outperform as we power sales in the digital era.”

CFO Stefan Schulz said, “In 2019 we accelerated our total revenue growth rate to 27% while improving our non-GAAP recurring gross margins to 76%. Our AI innovations are more efficiently helping customers drive their digital selling transformations. We have strong momentum coming into 2020 and remain on track to achieve our long-term growth objective.”

Fourth Quarter and Full Year 2019 Financial Highlights

Key financial results for the fourth quarter and full year 2019 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q4 2019	Q4 2018	Change	Q4 2019	Q4 2018	Change
Revenue:
Total Revenue	$66.2	$52.6	26%	n/a	n/a	n/a
Subscription Revenue	$40.2	$28.3	42%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$53.6	$44.0	22%	n/a	n/a	n/a
Profitability:
Gross Profit	$37.8	$33.2	14%	$39.4	$34.7	14%
Operating Loss	$(15.1)	$(9.6)	$(5.5)	$(6.4)	$(2.6)	$(3.8)
Net Loss	$(17.3)	$(12.8)	$(4.5)	$(4.7)	$(2.1)	$(2.6)
Net Loss Per Share	$(0.41)	$(0.34)	$(0.07)	$(0.11)	$(0.06)	$(0.05)
Adjusted EBITDA	n/a	n/a	n/a	$(4.6)	$(2.0)	$(2.6)
Cash:
Net Cash Provided by Operating Activities	$12.9	$15.2	$(2.3)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$11.0	$14.1	$(3.1)

	GAAP			Non-GAAP
	FY 2019	FY 2018	Change	FY 2019	FY 2018	Change
Revenue:
Total Revenue	$250.3	$197.0	27%	n/a	n/a	n/a
Subscription Revenue	$141.2	$95.2	48%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$199.3	$160.0	25%	n/a	n/a	n/a
Annual Recurring Revenue ("ARR")	n/a	n/a	n/a	$219.8	$189.3	16%
Annual Recurring Revenue in constant currency	n/a	n/a	n/a	$220.4	$190.5	16%
Profitability:
Gross Profit	$151.2	$119.8	26%	$157.8	$126.2	25%
Operating Loss	$(53.3)	$(49.2)	$(4.1)	$(19.8)	$(20.1)	$0.3
Net Loss	$(69.1)	$(64.2)	$(4.8)	$(14.2)	$(17.9)	$3.7
Net Loss Per Share	$(1.72)	$(1.86)	$0.14	$(0.35)	$(0.52)	$0.17
Adjusted EBITDA	n/a	n/a	n/a	$(13.2)	$(19.0)	$5.9
Cash:
Net Cash Provided by Operating Activities	$5.2	$5.7	$(0.5)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(0.9)	$(0.5)	$(0.4)

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•
Delivered record scale for PROS cloud customers in 2019 by powering over 1.7 trillion transactions, delivering over 11 billion prices in real-time to eCommerce marketplaces and creating over one million Smart CPQ quotes.

•
Launched the next-generation of PROS Smart CPQ with sales agreement management to help customers drive recurring revenue in addition to market-leading scalability where our customers can provide quotes ranging from a single line item to tens of thousands of line items.

•	Introduced the next generation of PROS Revenue Management solutions with new workflows to empower airlines to more accurately predict customer demand patterns and capture value through AI.

•
Demonstrated AI thought leadership at several leading industry and academic conferences last quarter including the INFORMS in Seattle, the Professional Pricing Society Conference in Berlin, and the Rice University Data Science Conference in Houston.

•	Obtained a stronger financial position by reducing outstanding debt to $143.75 million and lowering cash borrowing costs by 50%.

•
Appointed Nikki Brewer to Chief People Officer to lead PROS culture, employee experience, learning and development, recruiting and total rewards as PROS further commits to helping the global PROS team to learn and grow.

•	Appointed Scott Cook to Chief Accounting Officer to lead PROS global corporate and revenue accounting and financial reporting teams.

Financial Outlook

PROS anticipates the following based on an estimated 43.1 million basic weighted average shares outstanding for the first quarter of 2020 and a 22% non-GAAP estimated tax rate for the first quarter and full year 2020:

	Q1 2020 Guidance	v. Q1 2019 at Mid-Point	Full Year 2020 Guidance	v. Prior Year at Mid-Point
Total Revenue	$65.5 to $66.0	17%	$288.5 to $290.5	16%
Subscription Revenue	$40.5 to $41.0	34%	$193.0 to $194.0	37%
ARR	n/a	n/a	$257.0 to $259.0	17%
Non-GAAP Loss Per Share	$(0.23) to $(0.22)	$(0.12)	n/a	n/a
Adjusted EBITDA	$(12.0) to $(11.5)	$(7.2)	$(13.6) to $(11.6)	$0.6
Free Cash Flow	n/a	n/a	$(5.0) to $(3.0)	$(3.1)
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, February 6, 2020, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, February 20, 2020, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13697793.

About PROS

PROS Holdings, Inc. (NYSE: PRO) provides AI solutions that power commerce in the digital economy. PROS solutions bring intelligence to commerce by providing companies with predictive and prescriptive guidance that enables them to dynamically price, configure and sell their products and services across all channels with speed, precision and consistency. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cybersecurity, (b) maintaining subscription renewal rates, (c) potential downturns in sales, (d) implementing our solutions, (e) software innovation, (f) maintaining our corporate culture, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) evolving data privacy, cyber security and data localization laws, (i) cloud operations, (j) managing our growth effectively, (k) operating globally, including economic and commercial disruptions, (l) personnel risks including loss of any key employees, (m) the timing of revenue recognition and cash flow from operations, (n) competition, (o) market acceptance of our software innovations, (p) development of our target markets, (q) increasing business from existing customers, (r) migrating customers to our latest cloud solutions; (s) expanding and training our direct and indirect sales force, (t) our debt repayment obligations, (u) returning to profitability, and (v) acquiring and integrating businesses and/or technologies. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP income (loss) from operations or non-GAAP operating loss, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP subscription revenue, non-GAAP tax rate, non-GAAP net income (loss) or non-GAAP net loss, and diluted earnings (loss) per share or non-GAAP net loss per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the income statement by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described in the definition of non-GAAP income (loss) from operations attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

PROS also presents certain information in “constant currency,” which is also a non-GAAP financial measure. Since PROS has operations outside of the United States reporting in currencies other than the U.S. dollar, the comparability of our operating results reported in U.S. Dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which we transact change in value over time compared to the U.S. Dollar. These fluctuations may have a significant effect on our reported results. As such, this release contains references to constant currency measures, which are calculated based on currency rates set at the start of a year and held constant throughout the year. Management believes this supplemental information is useful to investors as a framework for facilitating period-to-period comparisons of our business performance excluding the effects of foreign currency exchange rate fluctuations.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, non-GAAP loss per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, new headquarters noncash rent expense and debt extinguishment fees. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
New Headquarters Noncash Rent Expense: Noncash rent expense is related to our new corporate headquarters and is incurred prior to occupation of this facility. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the noncash rent expense on the preoccupied new headquarters in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Debt Extinguishment Fees: Debt extinguishment fees relate to third-party fees incurred in connection with the retirement of our senior convertible notes due in December 2019. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the debt extinguishment fees in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

Non-GAAP loss per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt discount and issuance costs, loss on debt extinguishment and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP loss per share are calculated by dividing estimates for non-GAAP loss by our estimate of shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
Loss on Debt Extinguishment: Loss on debt extinguishment relates to the settlement of our senior convertible notes due in December 2019 and June 2047. This amount is unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the loss on debt extinguishment in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, new headquarters noncash rent expense, debt extinguishment fees and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
Amanda Parrish
832-924-4731
aparrish@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$306,077	$295,476
Trade and other receivables, net of allowance of $214 and $978, respectively	65,074	41,822
Deferred costs, current	5,756	4,089
Prepaid and other current assets	9,038	4,756
Total current assets	385,945	346,143
Property and equipment, net	14,794	14,676
Operating lease right-of-use assets	26,550	—
Deferred costs, noncurrent	15,478	13,373
Intangibles, net	14,605	19,354
Goodwill	49,104	38,231
Other assets, noncurrent	6,831	5,190
Total assets	$513,307	$436,967
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$9,098	$6,934
Accrued liabilities	22,748	9,506
Accrued payroll and other employee benefits	32,656	22,519
Operating lease liabilities, current	7,173	—
Deferred revenue, current	124,459	99,262
Current portion of convertible debt, net	—	136,529
Total current liabilities	196,134	274,750
Deferred revenue, noncurrent	17,801	17,903
Convertible debt, net, noncurrent	110,704	88,661
Operating lease liabilities, noncurrent	22,391	—
Other liabilities, noncurrent	1,281	754
Total liabilities	348,311	382,068
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 47,310,846 and 41,573,491 shares issued, respectively; 42,630,123 and 37,155,906 shares outstanding, respectively	47	42
Additional paid-in capital	560,496	364,877
Treasury stock, 4,680,723 and 4,417,585 common shares, at cost, respectively	(29,847)	(13,938)
Accumulated deficit	(361,789)	(292,708)
Accumulated other comprehensive loss	(3,911)	(3,374)
Total stockholders’ equity	164,996	54,899
Total liabilities and stockholders’ equity	$513,307	$436,967

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue:
Subscription	$40,207	$28,316	$141,165	$95,192
Maintenance and support	13,412	15,723	58,184	64,760
Total subscription, maintenance and support	53,619	44,039	199,349	159,952
License	499	662	4,162	3,516
Services	12,057	7,912	46,823	33,556
Total revenue	66,175	52,613	250,334	197,024
Cost of revenue:
Subscription	11,547	9,060	42,090	35,368
Maintenance and support	2,783	2,840	11,052	11,602
Total cost of subscription, maintenance and support	14,330	11,900	53,142	46,970
License	97	51	249	251
Services	13,934	7,507	45,726	29,958
Total cost of revenue	28,361	19,458	99,117	77,179
Gross profit	37,814	33,155	151,217	119,845
Operating expenses:
Selling and marketing	23,523	18,335	89,553	72,006
General and administrative	11,994	10,289	47,254	41,302
Research and development	17,114	14,140	67,246	55,657
Acquisition-related	254	—	502	95
Loss from operations	(15,071)	(9,609)	(53,338)	(49,215)
Convertible debt interest and amortization	(2,418)	(4,315)	(14,765)	(16,986)
Other income (expense), net	247	1,188	(354)	2,155
Loss before income tax provision	(17,242)	(12,736)	(68,457)	(64,046)
Income tax provision	58	24	624	200
Net loss	$(17,300)	$(12,760)	$(69,081)	$(64,246)

Net loss per share:
Basic and diluted	$(0.41)	$(0.34)	$(1.72)	$(1.86)
Weighted average number of shares:
Basic and diluted	42,615	37,154	40,232	34,465

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Operating activities:
Net loss	$(17,300)	$(12,760)	$(69,081)	$(64,246)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,606	3,270	13,870	13,055
Amortization of debt discount and issuance costs	1,956	3,069	11,115	12,027
Share-based compensation	6,446	5,098	24,680	21,453
Deferred income tax, net	(119)	(211)	(119)	(463)
Provision for doubtful accounts	(754)	(3)	(754)	212
Loss on disposal of assets	—	—	—	37
Loss on debt extinguishment	660	—	5,660	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(8,385)	4,348	(22,273)	(9,550)
Deferred costs	(648)	(2,569)	(3,772)	(4,086)
Prepaid expenses and other assets	(462)	1,971	(5,044)	87
Accounts payable and other liabilities	2,981	1,362	2,489	3,931
Accrued liabilities	5,578	3,297	15,455	2,764
Accrued payroll and other employee benefits	5,220	6,172	7,937	5,830
Deferred revenue	14,073	2,144	25,082	24,652
Net cash provided by operating activities	12,852	15,188	5,245	5,703
Investing activities:
Purchases of property and equipment	(1,911)	(69)	(5,271)	(1,475)
Capitalized internal-use software development costs	(415)	(927)	(1,436)	(4,613)
Acquisition of Travelaer, net of cash acquired	—	—	(10,510)	—
Purchase of equity securities	(113)	(45)	(293)	(45)
Purchase of intangible asset	—	(125)	(50)	(125)
Net cash used in investing activities	(2,439)	(1,166)	(17,560)	(6,258)
Financing activities:
Exercise of stock options	—	—	—	1,142
Proceeds from employee stock plans	—	—	1,995	1,720
Tax withholding related to net share settlement of stock awards	(2,155)	(257)	(23,753)	(9,410)
Proceeds from Secondary Offering, net	—	—	—	141,954
Payments of notes payable	—	—	—	(54)
Proceeds from issuance of convertible debt, net	—	—	140,156	—
Debt issuance costs related to convertible debt	—	—	(860)	—
Purchase of capped call	—	—	(16,445)	—
Settlement of convertible debt	(21,660)	—	(97,678)	—
Proceeds from termination of bond hedge	—	—	64,819	—
Payment for termination of warrant	—	—	(45,243)	—
Net cash (used in) provided by financing activities	(23,815)	(257)	22,991	135,352
Effect of foreign currency rates on cash	317	(178)	(75)	174
Net change in cash and cash equivalents	(13,085)	13,587	10,601	134,971
Cash and cash equivalents:
Beginning of period	319,162	281,889	295,476	160,505
End of period	$306,077	$295,476	$306,077	$295,476

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 11.

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2019	2018	% change	2019	2018	% change
GAAP gross profit	$37,814	$33,155	14%	$151,217	$119,845	26%
Non-GAAP adjustments:
New headquarters noncash rent expense	167	48		646	48
Amortization of acquisition-related intangibles	907	1,077		3,895	4,624
Share-based compensation	490	396		2,025	1,721
Non-GAAP gross profit	$39,378	$34,676	14%	$157,783	$126,238	25%

Non-GAAP gross margin	59.5%	65.9%		63.0%	64.1%

GAAP loss from operations	$(15,071)	$(9,609)	57%	$(53,338)	$(49,215)	8%
Non-GAAP adjustments:
Acquisition-related expenses	254	—		502	95
Debt extinguishment fees	—	—		319	—
New headquarters noncash rent expense	555	185		2,218	185
Amortization of acquisition-related intangibles	1,398	1,694		5,831	7,396
Share-based compensation	6,446	5,098		24,680	21,453
Total Non-GAAP adjustments	8,653	6,977		33,550	29,129
Non-GAAP loss from operations	$(6,418)	$(2,632)	144%	$(19,788)	$(20,086)	(1)%

Non-GAAP loss from operations % of total revenue	(9.7)%	(5.0)%		(7.9)%	(10.2)%

GAAP net loss	$(17,300)	$(12,760)	36%	$(69,081)	$(64,246)	8%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	8,653	6,977		33,550	29,129
Amortization of debt discount and issuance costs	1,945	3,065		11,074	11,986
Loss on debt extinguishment	660	—		5,660	—
Tax impact related to non-GAAP adjustments	1,375	617		4,623	5,244
Non-GAAP net loss	$(4,667)	$(2,101)	122%	$(14,174)	$(17,887)	(21)%

Non-GAAP diluted loss per share	$(0.11)	$(0.06)		$(0.35)	$(0.52)

Shares used in computing non-GAAP loss per share	42,615	37,154		40,232	34,465

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Cost of Subscription Items
New headquarters noncash rent expense	16	5	64	5
Amortization of acquisition-related intangibles	736	901	3,207	3,898
Share-based compensation	70	53	280	218
Total cost of subscription items	$822	$959	$3,551	$4,121

Cost of Maintenance Items
New headquarters noncash rent expense	27	9	110	9
Amortization of acquisition-related intangibles	160	165	646	682
Share-based compensation	45	57	197	242
Total cost of maintenance items	$232	$231	$953	$933

Cost of License Items
Amortization of acquisition-related intangibles	11	11	42	44
Total cost of license items	$11	$11	$42	$44

Cost of Services Items
New headquarters noncash rent expense	124	34	472	34
Share-based compensation	375	286	1,548	1,261
Total cost of services items	$499	$320	$2,020	$1,295

Sales and Marketing Items
New headquarters noncash rent expense	104	35	409	35
Amortization of acquisition-related intangibles	491	617	1,936	2,772
Share-based compensation	1,666	1,049	5,995	4,396
Total sales and marketing items	$2,261	$1,701	$8,340	$7,203

General and Administrative Items
New headquarters noncash rent expense	95	33	367	33
Debt extinguishment fees	—	—	319	—
Share-based compensation	2,930	2,515	11,451	10,717
Total general and administrative items	$3,025	$2,548	$12,137	$10,750

Research and Development Items
New headquarters noncash rent expense	189	69	796	69
Share-based compensation	1,360	1,138	5,209	4,619
Total research and development items	$1,549	$1,207	$6,005	$4,688

Acquisition-related expenses	$254	$—	$502	$95

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Adjusted EBITDA
GAAP Loss from Operations	$(15,071)	$(9,609)	$(53,338)	$(49,215)
Acquisition-related expenses	254	—	502	95
Amortization of acquisition-related intangibles	1,398	1,694	5,831	7,396
New headquarters noncash rent expense	555	185	2,218	185
Debt extinguishment fees	—	—	319	—
Share-based compensation	6,446	5,098	24,680	21,453
Depreciation and other amortization	2,208	1,576	8,039	5,659
Capitalized internal-use software development costs	(415)	(927)	(1,436)	(4,613)
Adjusted EBITDA	$(4,625)	$(1,983)	$(13,185)	$(19,040)

Free Cash Flow
Net cash provided by operating activities	$12,852	$15,188	$5,245	$5,703
Purchase of property and equipment (excluding new headquarters)	(1,481)	(69)	(4,626)	(1,475)
Purchase of intangible asset	—	(125)	(50)	(125)
Capitalized internal-use software development costs	(415)	(927)	(1,436)	(4,613)
Free Cash Flow	$10,956	$14,067	$(867)	$(510)

Guidance	Q1 2020 Guidance		Full Year 2020 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(23,200)	$(22,700)	$(58,300)	$(56,300)
Amortization of acquisition-related intangibles	1,400	1,400	5,500	5,500
New headquarters noncash rent expense	600	600	700	700
Share-based compensation	7,700	7,700	31,000	31,000
Depreciation and other amortization	1,800	1,800	8,200	8,200
Capitalized internal-use software development costs	(300)	(300)	(700)	(700)
Adjusted EBITDA	$(12,000)	$(11,500)	$(13,600)	$(11,600)